UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  June 10, 2005



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                 36-4150422
------------------------      --------------------           ---------------
(State or other juris-        (Commission File               (IRS Employer
diction of incorporation)     Number)                        Identification
                                                             No.)



     200 East Randolph Drive, Chicago, IL                       60601
     ------------------------------------                    ----------
    (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  OTHER EVENTS

      On May 26, 2005, at the 2005 Annual Meeting of the Shareholders of Jones Lang LaSalle Incorporated (the "Company"), the Company's shareholders re-elected each of Sheila A. Penrose and Colin Dyer to serve as a member of the Board of Directors for a three year term ending at the time of the annual shareholders meeting to be held in 2008.

      The shareholders also:

      (i) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005;

      (ii) approved an amendment to the Jones Lang LaSalle Stock Award and Incentive Plan to increase the number of shares of Common Stock reserved for issuance by 3,000,000; and

      (iii) approved an amendment to the Company's Articles of Incorporation to declassify the terms of the members of the Board of Directors.

      We will publish the final vote counts for each of these matters in our quarterly report on Form 10-Q for the quarter ended June 30, 2005.














































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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 10, 2005         JONES LANG LASALLE INCORPORATED


                              By:     /s/ Lauralee E. Martin
                                      ------------------------------
                              Name:   Lauralee E. Martin

                              Title:  Executive Vice President,
                                      Chief Financial Officer and
                                      Chief Operating Officer



















































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